Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of MidSouth Bancorp, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2005 (the “Report”), I, Karen L. Hail, Chief Financial Officer of the Company, certify that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Karen L. Hail
Karen L. Hail
Chief Financial Officer
March 30, 2006